UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported)                     March 4, 2010 (March 3, 2010)
CUMULUS MEDIA INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24525	36-4159663

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

3280 Peachtree Road, N.W., Suite 2300, Atlanta GA	30305

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(404) 949-0700

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
Item 2.02 — Results of Operations and Financial Condition.
     On March 3, 2010, Cumulus Media Inc. issued a press release announcing financial results for the year ended December 31, 2009. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     This information is furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.
Section 5 — Corporate Governance and Management
Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Effective March 3, 2010, Joseph “J.P.” Hannan, age 38, was appointed Senior Vice President, Treasurer and Chief Financial Officer of the Company. Since July 1, 2009, he had been serving as the Company’s Interim Chief Financial Officer. Prior to that, since joining the Company in April 2008, he served as the Company’s Vice President and Financial Controller. From May 2006 to July 2007, he served as Vice President and Chief Financial Officer of the radio division of Lincoln National Corporation (NYSE: LNC) and from March 1995 to November 2005 he served in a number of executive positions including Chief Operating Officer and Chief Financial Officer of Lambert Television, Inc., a privately held television broadcasting, production and syndication company.
     From September 2007 to April 2008, Mr. Hannan served as a director and member of the audit and compensation committees of Regent Communications (NASDAQ: RGCI). From January 2008 to October 2009, he was a director of International Media Group, a privately held television broadcast company, and from January 2000 to November 2005, he was a director, Treasurer and Secretary of iBlast, Inc., a broadcaster owned wireless broadband company. Mr. Hannan received his Bachelor of Science degree in Business Administration from the University of Southern California.
Section 9 — Financial Statements and Exhibits
Item 9.01 — Financial Statements and Exhibits.
     (d) Exhibits. The following exhibits are filed with this report:

Exhibit No.	Description
99.1	Press Release, dated March 3, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUMULUS MEDIA INC.
By:	/s/ J.P. Hannan
	Name:	J.P. Hannan
	Title:	Senior Vice President, Treasurer and Chief Financial Officer

Date: March 4, 2010

Exhibit Index

Exhibit No.	Description
99.1	Press Release, dated March 3, 2010.

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